UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): October 16, 2017

PORTSMOUTH SQUARE, INC.

(Exact name of registrant as specified in its charter)

California	0-4057	94-1674111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1100 Glendon Avenue., Suite PH-1, Los Angeles, CA	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 889-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2017, Portsmouth Square Inc. (the “Company”) announced that David T. Nguyen, the Company’s Treasurer and Controller, who also served as the principal financial officer of the Company has resigned effective immediately.

On October 16, 2017, the Company announced that the Company’s Board of Directors had elected Danfeng (Stacy) Xu as the Company’s new Treasurer and Controller, who will also serve as the principal financial officer of the Company, effective as of October 17, 2017.

Ms. Xu, age 31, had served as Controller and other positions, of the Hilton San Francisco Financial District (the “Hotel”) from July 2010 to February 2017. The Hotel is owned by Justice Investors, a California Limited Partnership (“Justice”) through its subsidiaries. Portsmouth Square Inc. is the sole general partner of Justice. Ms. Xu obtained her Bachelor of Science degree in Business Administration, Accounting and Finance from The Ohio State University and her Master of Professional Accounting, with a concentration in Audit and Assurance from University of Washington. Furthermore, Ms. Xu has successfully passed all sections of The Uniform Certified Public Accountant Examination.

There are no family relationships between Ms. Xu and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. There have been no transactions, since the beginning of the last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Ms. Xu had or will have a direct or indirect material interest. There are no arrangements or understandings between Ms. Xu and the Company or any other person pursuant to which she was appointed as Treasurer and Controller.

Ms. Xu will receive an initial annual base salary of $130,000 and will also be eligible for performance-based compensation under the incentive plans of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTSMOUTH SQUARE, INC.

Dated: October 19, 2017	By:	/s/ John V. Winfield
Chairman of the Board; President and Chief Executive Officer